                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                          ALTAIR INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                         ALTAIR INTERNATIONAL INC.

           NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that an annual and special meeting of the shareholders of Altair International Inc. (the "Corporation") will be held at the Board of Trade of Metropolitan Toronto, Downtown Club, 3 First Canadian Place, Toronto, Ontario M5X 1C1, Boardroom A, on Tuesday, the 3rd day of June, 1997, at the hour of 10:00 o'clock in the morning (Toronto time) for the following purposes:

1. To receive and consider the audited financial statements of the Corporation for the twelve months ended December 31, 1996, together with the report of the auditors thereon;

2. To elect directors;

3. To appoint auditors and to authorize the directors to fix their remuneration;

4. To consider and, if thought fit, pass a resolution authorizing an amendment to the stock option plan of the Corporation (the "Plan") to reserve 2,500,000 common shares for issue on the exercise of options granted pursuant to the Plan; and

5. To transact such further or other business as may properly come before the meeting or any adjournment or adjournments thereof.

         This notice is accompanied by a form of proxy, a copy of the management information circular and proxy statement, the annual report of the Corporation containing the audited consolidated financial statements of the Corporation for the twelve months ended December 31, 1996, the annual report of the Corporation on Form 10-K as required by the United States Securities and Exchange Commission and a supplemental mailing list form.

         Shareholders who are unable to attend the meeting in person are requested to complete, date, sign and return the enclosed form of proxy so that as large a representation as possible may be had at the meeting.

         DATED at Toronto, Ontario as of the 15th day of April, 1997.

                              BY ORDER OF THE BOARD



                              (Sgd.)  William P. Long
                                      President

                       ALTAIR INTERNATIONAL INC.
                    1725 SHERIDAN AVENUE, SUITE 140
                          CODY, WYOMING  82414
                                 U.S.A.

                    MANAGEMENT INFORMATION CIRCULAR
                          AND PROXY STATEMENT


SOLICITATION OF PROXIES

          THIS MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT (THE "INFORMATION CIRCULAR") IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF ALTAIR INTERNATIONAL INC. (THE "CORPORATION") OF PROXIES TO BE USED AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF THE CORPORATION TO BE HELD AT THE TIME AND PLACE AND FOR THE PURPOSES SET FORTH IN THE ENCLOSED NOTICE OF MEETING (THE "MEETING"). This Information Circular, the notice of Meeting attached hereto, the accompanying form of proxy, the annual report of the Corporation for the year ended December 31, 1996 and the annual report of the Corporation on Form 10-K as required by the United States Securities and Exchange Commission (the "SEC") are first being mailed to the shareholders of the Corporation on or about May 5, 1997. It is expected that the solicitation will be primarily by mail, but proxies may also be solicited personally or by telephone by regular employees of the Corporation without additional compensation therefor. The cost of solicitation by management will be borne directly by the Corporation. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of the common shares of the Corporation ("Common Shares") held by such persons, and the Corporation will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection therewith.

APPOINTMENT AND REVOCATION OF PROXIES

          The persons named in the enclosed form of proxy are officers of the Corporation. A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON TO REPRESENT HIM AT THE MEETING MAY DO SO either by inserting such person's name in the blank space provided in that form of proxy or by completing another proper form of proxy and, in either case, depositing the completed proxy at the office of the transfer agent indicated on the enclosed envelope not later than 48 hours (excluding Saturdays and holidays) before the time of holding the Meeting, or delivered to the chairman on the day of the Meeting or adjournment thereof.

          A proxy given pursuant to this solicitation may be revoked by instrument in writing, including another proxy bearing a later date, executed by the shareholder or by his attorney authorized in writing, and deposited either at the registered office of the Corporation at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which the proxy is to be used, or with the chairman of such Meeting on the day of the Meeting, or adjournment thereof, or in any other manner permitted by law.

          The exercise of a proxy does not constitute a written objection for the purposes of subsection 185(6) of the Business Corporations Act (Ontario).

VOTING OF PROXIES

          Shares represented by properly executed proxies in favour of persons designated in the printed portion of the enclosed form of proxy WILL BE VOTED IN RESPECT OF THE ELECTION OF DIRECTORS AND THE APPOINTMENT OF AUDITORS AND THE REMUNERATION OF AUDITORS AND VOTED FOR THE APPROVAL OF AN AMENDMENT TO THE STOCK OPTION PLAN OF THE CORPORATION AS STATED UNDER THOSE HEADINGS IN THIS INFORMATION CIRCULAR OR WITHHELD FROM VOTING OR VOTED AGAINST IF SO INDICATED ON THE FORM OF PROXY. The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the notice of meeting, or other matters which may properly come before the Meeting. At the time of printing this Information Circular, management of the Corporation knows of no such amendments, variations or other matters to come before the Meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

          The authorized capital of the Corporation consists of an unlimited number of Common Shares. At the date of this Information Circular, the Corporation has issued and outstanding 15,178,245 Common Shares.

          The Corporation shall make a list of all persons who are registered holders of Common Shares on April 28, 1997 (the "Record Date") and the number of Common Shares registered in the name of each person on that date. Each shareholder is entitled to one vote for each Common Share registered in his name as it appears on the list except to the extent that such shareholder has transferred any of his shares after the Record Date and the transferee of those shares produces properly endorsed share certificates or otherwise establishes that he owns the shares and demands, not later than ten days before the Meeting, that his name be included in the list. In such case the transferee is entitled to vote his shares at the Meeting.

          Two persons present in person and each entitled to vote at a meeting of shareholders is required for a quorum. An abstention will be counted as "represented" for the purpose of determining the presence or absence of a quorum. A broker non-vote, which is an indication by a broker that it does not have discretionary authority to vote on a particular matter, will not be treated as "represented" for quorum purposes. Under the Business Corporations Act (Ontario), once a quorum is established, shareholder approval with respect to a particular resolution is generally obtained when the votes cast in favour of the proposal exceed the votes cast against such
proposal.   Accordingly, abstentions and broker non-votes will not have the effect of being considered as votes cast against any matter considered at the Meeting.

          In connection with the election of directors, the four nominees receiving the highest number of votes will be elected. In order to approve the proposal in respect of the appointment of independent auditors, the proposed amendment to the stock option plan of the Corporation (the "Plan") and any other matters presented to shareholders at the Meeting, the votes cast in favour must exceed the votes cast against.

EXCHANGE RATE INFORMATION

          Except as otherwise indicated, all dollar amounts herein are expressed in Canadian dollars. The following exchange rates represent the noon buying rate in New York City for cable transfers in Canadian dollars (CDN.$), as certified for customs purposes by the Federal Reserve Bank of New York. The following table sets forth, for each of the years indicated, the period end exchange rate, the average rate (i.e. the average of the exchange rates on the last day of each month during the period), and the high and low exchange rates of the Canadian dollar in exchange for U.S. currency (U.S.$) for the years indicated below, based on the noon buying rates.

-------------------------------------------------------------------------------
                                       Year Ended December 31,
-------------------------------------------------------------------------------
                       1996      1995      1994      1993      1992      1991
-------------------------------------------------------------------------------
                                 (Canadian dollar per U.S. dollar)
-------------------------------------------------------------------------------
High                  .7513     .7527     .7632     .8046     .8757     .8926
-------------------------------------------------------------------------------
Low                   .7235     .7023     .7103     .7439     .7761     .8587
-------------------------------------------------------------------------------
Average               .7329     .7305     .7299     .7729     .8235     .8726
-------------------------------------------------------------------------------
Year End              .7301     .7323     .7128     .7544     .7865     .8652
-------------------------------------------------------------------------------


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          Set forth below is information with respect to beneficial ownership of Common Shares as of April 15, 1997 by persons known to the Corporation to own more than 5% of the outstanding Common Shares, each of the Corporation's current executive officers and directors, and by all current officers and directors of the Corporation as a group. Unless otherwise indicated, each of the shareholders named in the table has sole voting and investment power with respect to the Common Shares identified as beneficially owned. The Corporation is not aware of any arrangements, the operation of which may at a subsequent date result in a change in control of the Corporation.

----------------------------------------------------------------------------------------------------
Title of         Name and Address of                         Amount and Nature of       Percent
Class            Beneficial Owner                           Beneficial Ownership(1)    of Class(2)
----------------------------------------------------------------------------------------------------
Common           William P. Long                                  2,097,529(3)            13.8%
                 57 Sunset Rim
                 Cody, Wyoming  82414
----------------------------------------------------------------------------------------------------
Common           Patrick Costin                                   1,025,833(4)             6.7%
                 1850 Aquila Avenue
                 Reno, Nevada  89509
----------------------------------------------------------------------------------------------------
Common           James I. Golla                                      20,000(5)               *
                 829 Terlin Boulevard
                 Mississauga, Ontario L5H 1T1
----------------------------------------------------------------------------------------------------
Common           Christopher D. Proud                                     0                  *
                 7225 Woodbine Avenue, Suite 115A
                 Markham, Ontario L3K 1A3
----------------------------------------------------------------------------------------------------
Common           George Hartman                                      25,000(6)               *
                 Suite 1201-750 W. Pender Street
                 Vancouver, B.C.  V6C 2T8
----------------------------------------------------------------------------------------------------
Common           All Directors and Officers as a Group            3,168,362(7)            20.9%
                 (5 persons)
----------------------------------------------------------------------------------------------------
*    Represents less than 1% of the outstanding Common Shares.

(1)  Includes all Common Shares issuable pursuant to the exercise or conversion of options and warrants that are exercisable within 60 days.
(2)  Based on 15,178,245 Common Shares outstanding as of April 15, 1997.  Common Shares underlying options or other convertible securities are deemed to be outstanding for purposes of calculating the percentage ownership of the owner of such securities, but not for purposes of calculating any other person's percentage ownership.
(3)  Includes 56,000 Common Shares held by Dr. Long's minor daughter, 57,500 Common
     Shares held by Dr. Long's minor son, and 162,000 Common Shares held by the MBRT
     Trust, an irrevocable trust for the benefit of the minor children of Dr. Long.  Dr. Long disclaims any beneficial interest in such 275,500 Common Shares.
(4)  Includes 617,500 Common Shares held in escrow and to be released dependent upon net income adjusted for non-cash items ("Cash Flow"), as defined in the escrow agreement, generated by Fine Gold Recovery Systems, Inc. ("Fine Gold"). The basis for share release is one Common Share for CDN. $0.45 of Cash Flow.  Common Shares still in escrow on
     April 21, 1999 are subject to cancellation by the Corporation.  Mr. Costin is entitled to exercise all voting rights applicable to the escrowed shares.  As of April 15, 1997, none of such shares had been released from escrow.  Also includes 185,000 Common Shares subject to presently exercisable options granted to Mr. Costin pursuant to the Plan.
(5)  Includes 20,000 Common Shares subject to presently exercisable options granted to Mr.
     Golla pursuant to the Plan.
(6)  Includes 25,000 Common Shares subject to presently exercisable options granted to Mr.
     Hartman pursuant to the Plan.
(7)  Includes 230,000 Common Shares subject to presently exercisable options granted to officers and directors pursuant to the Plan.

EXECUTIVE COMPENSATION

(a)  COMPENSATION OF OFFICERS

          The following table, presented in accordance with Form 40 of the Regulation made under the Securities Act (Ontario) and Regulation 14A promulgated under the United States Securities and Exchange Act of 1934 (the "Exchange Act"), sets forth all annual and long-term compensation for services rendered in all capacities to the Corporation for the fiscal years ended December 31, 1996, December 31, 1995 and December 31, 1994 in respect of William P. Long who was, at December 31, 1996, the President of the Corporation and Patrick Costin who was, at December 31, 1996, a Vice-President of the Corporation (collectively, the "Named Executive

Officers"). The Corporation had no other executive officers whose total salary and bonuses during the fiscal year ended December 31, 1996 exceeded Cdn. $100,000.

                            SUMMARY COMPENSATION TABLE

------------------------------------------------------------------------------------------------------------------------------
                                    Annual Compensation(1)                    Long Term Compensation              All Other
                                -----------------------------------     ---------------------------------------  Compensation
                                                                        Restricted                           ($)
                      Fiscal                              Other         Shares or      Securities
                      Year                                Annual        Restricted     Under Options     LTIP
Name and              Ended     Salary       Bonus     Compensation     Share Units    Granted (2)      Payouts
Title                 Dec. 31,  (U.S. $)     (U.S.$)     (U.S.$)            (#)            (#)            ($)
-------------------------------------------------------------------------------------------------------------------------------
William P. Long,      1996      90,000(3)     9,120        Nil              Nil          250,000          Nil          Nil
President
and Director of the   1995      91,200(3)     9,120        Nil              Nil          166,000          Nil          Nil
Corporation
                      1994      91,200        9,120        Nil              Nil          221,000          Nil          Nil
-------------------------------------------------------------------------------------------------------------------------------
Patrick Costin,       1996      80,000        Nil          Nil              Nil          125,000          Nil          Nil
Vice-President of
the Corporation       1995      20,000        Nil          Nil              Nil          160,000          Nil          Nil
                      1994      Nil           Nil          Nil              Nil           50,000          Nil          Nil

(1) All compensation paid is stated in United States dollars. Dr. Long was paid U.S. $120,200 in compensation during 1994. Dr. Long was paid U.S. $110,000 in compensation during 1995. Dr. Long was paid U.S. $60,000 in compensation during 1996. As at December 31, 1996, U.S. $115,360 of compensation payable to Dr. Long remained outstanding.
(2)  Options to purchase Common Shares granted pursuant to the Plan.
(3) U.S. $50,000 of compensation payable to Dr. Long in 1995 and U.S. $30,000 of compensation payable to Dr. Long in 1996 is in the form of a consulting fee.

(b)  OPTION GRANTS IN 1996

     The following table provides details with respect to stock options granted to the Named Executive Officers during the year ended December 31, 1996:

-------------------------------------------------------------------------------------------------------------
                                                            Market                       Potential Realizable
                                 % of Total                Value of                        Value at Assumed
                                   Options                 Securities                   Annual Rates of Share
                    Securities     Granted                 Underlying                     Price Appreciation
                      Under           to                   Options on                         Option Term
                     Options      Employees     Exercise   the Date of                  ---------------------
                     Granted     in Financial     Price       Grant     Expiration        5%           10%
    Name              (#)(1)         Year        (CDN.$)     (CDN.$)      Date(2)       (CDN.$)      (CDN.$)
-------------------------------------------------------------------------------------------------------------
William P. Long,    250,000(3)       34%           4.00       4.00(4)   May 27, 2001    276,284      610,510
President and
Director of the
Corporation
-------------------------------------------------------------------------------------------------------------
Patrick Costin,     125,000          17%           3.70       3.70(5)   March 7, 2001   127,781      278,361
Vice-President of
the Corporation
-------------------------------------------------------------------------------------------------------------

(1) Options awarded to the Named Executive Officers are to purchase Common Shares pursuant to the Plan.
(2) Unexercised options are subject to early expiration upon the termination of employment of the optionee with the Corporation or its affiliates and on the optionee's retirement or death.
(3) Represents options granted on May 27, 1996 that become exercisable on May 27, 1997.
(4) Based on the closing price of the Common Shares on the ASE on May 24, 1996, the last business day prior to the date of grant.
(5) Based on the closing price of the Common Shares on the ASE on March 6, 1996.

(c)  OPTIONS EXERCISED AND AGGREGATES REMAINING AT YEAR-END

     The following table provides information regarding options held by the Named Executive Officers as at December 31, 1996 and options exercised by the Named Executive Officers during the year ended December 31, 1996:

--------------------------------------------------------------------------------------------------
                                                                         Value of Unexercised
                                               Unexercised Options      In-the-money Options at
                   Securities  Aggregate       at December 31, 1996        December 31, 1996
                  Acquired on    Value      ------------------------------------------------------
                   Exercise     Realized    Exercisable Unexercisable  Exercisable  Unexercisable
    Name              (#)       (CDN. $)        (#)          (#)        (CDN. $)       (CDN. $)
--------------------------------------------------------------------------------------------------
William P. Long,    166,000   1,253,300(1)      Nil       250,000(3)       N/A       1,850,000(4)
President and       221,000   1,768,000(2)
Director
--------------------------------------------------------------------------------------------------
Patrick Costin,      50,000     407,500(5)   60,000(7)        Nil        648,000(4)       N/A
Vice-President of   100,000     790,000(6)  125,000(8)                   962,500(4)       N/A
the Corporation
--------------------------------------------------------------------------------------------------

(1) Based on the difference between the exercise price of such options of $0.65 per share and the closing price of the Common Shares on the ASE on November 15, 1996, the date of exercise, of CDN. $8.20.

(2) Based on the difference between the exercise price of such options of $0.20 per share and the closing price of the Common Shares on the ASE on November 15, 1996, the date of exercise, of CDN. $8.20.

(3) Exercisable at CDN. $4.00 per share from May 27, 1997 until 5:00 p.m. (Toronto time) on May 27, 2001.

(4) The closing price of the Common Shares on the ASE on December 31, 1996 was CDN. $11.40.

(5) Based on the difference between the exercise price of such options of CDN. $0.20 per share and the closing price of the Common Shares on the ASE on November 6, 1996, the date of exercise, of CDN. $8.35.

(6) Based on the difference between the exercise price of such options of CDN. $0.50 per share and the closing price of the Common Shares on the ASE on November 8, 1996, the date of exercise, of CDN. $8.40.

(7) Exercisable at CDN. $0.60 per share until 5:00 p.m. (Toronto time) on August 8, 1998.

(8) Exercisable at CDN. $3.70 per share until 5:00 p.m. (Toronto time) on March 7, 2001.

(d)  COMPENSATION OF DIRECTORS

     Directors who are not officers of the Corporation are not currently paid any fees for their services as directors. Directors who are not officers are entitled to receive compensation to the extent that they provide services to the Corporation at rates that would be charged by such directors for such services to arm's length parties. No amounts were paid to directors during the year ended December 31, 1996 other than amounts paid to Dr. Long set forth herein and CDN. $20,000 paid to Christopher Proud for consulting services.

     Directors are also entitled to participate in the Plan. The Corporation has outstanding options to purchase 762,000 Common Shares, 295,000 of which have been granted to directors.

(e)  EMPLOYMENT CONTRACTS

     William P. Long, President of the Corporation, is a full-time employee of the Corporation. Pursuant to his employment agreement dated January 1, 1988 and amended June 30, 1990 and April 1, 1996, a monthly salary of U.S. $7,600 is payable to Dr. Long. In addition, Dr. Long is entitled to receive an annual bonus to be determined by the board of directors of the Corporation, which bonus may not be less than 10% of Dr. Long's annual compensation. In the event of a takeover, merger or consolidation of the Corporation, if the voting control of over 35% of the issued stock is acquired by an individual or a group of individuals and Dr. Long's agreement is terminated by the Corporation within 180 days before or one year thereafter, or by Dr. Long within one year thereafter, then Dr. Long shall be issued 200,000 Common Shares.

     Patrick Costin, a Vice President of the Corporation and the President of Fine Gold, a wholly-owned subsidiary of the Corporation, is employed by Fine Gold pursuant to the terms of an employment agreement entered into August 15, 1994. The agreement will terminate on December 31, 1997 unless terminated earlier in accordance with the terms of the agreement. The agreement provides that Mr. Costin shall be paid a salary of at least U.S. $5,000 per month and may be entitled to bonuses as determined by the board of directors of Fine Gold.

(f)  COMPENSATION COMMITTEE REPORT

     NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE CORPORATION'S PREVIOUS FILINGS UNDER THE UNITED STATES SECURITIES ACTS OF 1993, AS AMENDED (THE "SECURITIES ACT"), OR THE EXCHANGE ACT THAT INCORPORATES BY REFERENCE, IN WHOLE OR IN PART, SUBSEQUENT FILINGS INCLUDING, WITHOUT LIMITATION, THE INFORMATION CIRCULAR, THE COMPENSATION COMMITTEE REPORT AND THE PERFORMANCE GRAPHS HEREIN BELOW SET FORTH SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

     As required by the proxy rules promulgated by the SEC and applicable Canadian securities laws, this Compensation Committee Report describes the overall compensation goals and policies applicable to the executive officers of the Corporation, including the basis for determining the compensation of executive officers for the 1996 fiscal year.

     COMPOSITION OF COMPENSATION COMMITTEE

     The Corporation's executive compensation program is administered by the board of directors of the Corporation as the Corporation does not have an independent compensation committee. The board of directors of the Corporation currently consists of William Long, Christopher Proud, James Golla and George Hartman. Mr. Proud is not nominated for re-election at the Meeting. Dr. Long is the President of the Corporation, and Mr. Golla is the Secretary of the Corporation. None of the other directors is an officer or employee of the Corporation.

     COMPENSATION OBJECTIVES AND POLICIES

     In determining the amount and composition of compensation for the Corporation's executive officers, the board of directors is guided by several factors. Because the Corporation has very few employees, compensation practices are flexible in response to the needs and talents of the individual officer, entrepreneurial, and geared toward rewarding contributions that enhance shareholder value. Because the Corporation has no significant revenues from operations and needs capital for research and development, the Corporation keeps salaries and bonuses comparatively low and compensates employees (including executive officers) primarily in the form of stock options. The extensive use of stock options is also designed to align the interest of the executive officers and other employees with the long-term interests of the Corporation and to attract and retain talented employees, who can enhance the Corporation's value. Although certain members of the board are also executive officers, none participates in the determination of his own salary or bonus.

     COMPENSATION COMPONENTS

     ANNUAL BASE SALARY. The Corporation's compensation of its executive officers consists of three components: base salary, bonuses, and long-term incentive awards in the form of stock options. The board establishes base salaries based primarily on its subjective judgment, taking into consideration both qualitative and quantitative factors. Among the factors considered by the board are: (i) the qualifications and performance of each executive officer; (ii) the performance of the Corporation as measured by such factors as market share growth and increased shareholder value; (iii) salaries provided by other companies inside and outside the industry that are of a comparable size and at a similar development stage, to the extent known; and
(iv) the capital position and needs of the Corporation. The board does not assign any specific weights to these factors in determining salaries. It does, however, try to keep base salaries as low as possible, consistent with the needs and status of the executive officers, in order to preserve capital for future growth and development.

     INCENTIVE BONUSES. The Corporation also compensates its executive officers in the form of bonuses. The Corporation's President, William P. Long, is entitled to receive a bonus, the amount of which is determined by the board but in no event is less than ten percent of his annual base salary. In addition, the Corporation may pay bonuses to other executive officers or key employees in the future as a reward for significant and specific achievements that have a significant impact on shareholder value. Because the Corporation is a development stage corporation and does not have a history of earnings per share, net income, or other conventional data to use as a benchmark for determining the amount or existence of bonus awards, the board generally makes such determinations based on its subjective evaluation of each individual's contribution to the Corporation. In some cases, however, bonuses payable to individuals may be tied to specific criteria identified at the time of engagement. In the 1996 fiscal year, no executive officer received a bonus except that received by Dr. Long, as described in greater detail below. The board's action was based on its conclusion that, despite the superior personal performance of the executive officers, no cash incentive bonuses other than the bonus paid to Dr. Long should be awarded in the 1996 fiscal year due to the lack of significant revenue during the 1996 fiscal year.

     STOCK OPTIONS. The Corporation relies extensively on stock options to compensate executive officers and other key employees. The Plan, which is described in greater detail below, is designed to give each option holder an interest in preserving and maximizing shareholder value in the longer term, to reward option holders for past performance, to give option holders the incentive to remain with the Corporation long term. Individual grants are determined on the basis of the board's assessment of an individual's current and expected future performance, level of responsibilities, and the importance of his or her position with, and contribution to, the Corporation. In the 1996 fiscal year, the board awarded options to purchase 250,000 Common Shares to Dr. Long and options to purchase 125,000 Common Shares to Patrick Costin in order to ensure that each has a continued interest in setting strategies and making decisions that enhance shareholder value.

     CHIEF EXECUTIVE COMPENSATION FOR 1996

     Based on the board's subjective impression of the salaries of presidents or chief executive officers of similarly situated development stage companies (both in and outside the industry), the increasing value of the Common Shares, the Corporation's progress in finding a market niche and exploiting its assets, and the board's subjective assessment of the contribution of Dr. Long, the board of directors determined in April, 1996 to retain Dr. Long's base salary at U.S. $7,600 per month and guarantee him a bonus equal to at least 10% of his annual salary. Based on all of the aforementioned factors, but primarily the Corporation's lack of significant revenue during the 1996 fiscal year, the board determined to pay Dr. Long a bonus of U.S. $9,120 in respect of the 1996 fiscal year, the minimum under his employment contract. The board determined to grant Dr. Long 250,000 options during the year ended December 31, 1996 in order to ensure that he has a continued interest to set strategies and make decisions that enhance shareholder value.

     The foregoing is submitted by the board of directors.

     William P. Long
     James Golla
     Christopher D. Proud
     George Hartman

(h)  PERFORMANCE GRAPH

     The following chart compares the total cumulative shareholder return for CDN. $100 invested in Common Shares with the total return of the Alberta Stock Exchange Index (the "ASE Index") and with the total return of four companies (Harnischfeger Industries, Inc., Terex Corporation, Cooper Industries, Inc. and Global Industrial Technologies, Inc.) operating in the same general business as the Corporation (the "Line of Business Index"). The comparison is made for the period commencing on December 31, 1990. Trading data in respect of periods prior to March, 1994, have been restated to reflect the three for one share consolidation that occurred during March, 1994.

                                    [GRAPH]

----------------------------------------------------------------------------------------
                  Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,  Dec.  31,
                    1990      1991      1992      1993      1994      1995      1996
----------------------------------------------------------------------------------------
the Corporation     100       12.82    133.33     46.15     8.55     166.67    974.36
----------------------------------------------------------------------------------------
ASE Index           100       99.02    137.02    224.71   156.26     212.41    373.93
----------------------------------------------------------------------------------------
Line of Business
 Index (1)          100      147.24    114.73    115.70   100.73     111.65     140.73
----------------------------------------------------------------------------------------

(1) Trading information is not available for Global Industrial Technologies, Inc. prior to 1993. Accordingly, the Line of Business Index has been calculated without including data for Global Industrial Technologies, Inc. for years prior to 1993.

ELECTION OF DIRECTORS

     The Articles of Incorporation of the Corporation, as amended provide that the board may consist of a minimum of three and a maximum of nine directors, to be elected annually. Each director will hold office until the next annual meeting or until his successor is duly elected unless his office is earlier vacated in accordance with the By-laws of the Corporation. By special resolution of the shareholders passed on June 27, 1988, the directors have been empowered to set the size of the board of directors of the Corporation. The Business Corporations Act (Ontario) provides that the directors may not, between meetings of shareholders, appoint an additional director if, after such appointment, the total number of directors would be greater than one and one-third times the number of directors required to have been elected at the last annual meeting of shareholders.

     At the Meeting, shareholders of the Corporation will be asked to elect four directors (the "Nominees"). The following table provides the names of the Nominees and information concerning them. The persons in the enclosed form of proxy intend to vote for the election of the

Nominees. Management does not contemplate that any of the Nominees will be unable to serve as a director. Each director elected will hold office until his successor is elected at the next annual meeting of the Corporation, or any adjournment thereof, or until his successor is elected or appointed. None of the Nominees or current directors or officers was selected pursuant to any arrangement or understanding between him and any other person.

------------------------------------------------------------------------------------------------------------
                                                                                  Number of Common Shares
Name & Municipality                                         Period of Service   Beneficially Owned or Over
of Residence                       Office                   as a Director      Which Control is Exercised(1)
------------------------------------------------------------------------------------------------------------
William Long                       President & Director     Since 1988                 2,097,529 (2)
Cody, Wyoming
------------------------------------------------------------------------------------------------------------
James Golla                        Director & Secretary     Since 1994                    20,000 (3)
Mississauga, Ontario
------------------------------------------------------------------------------------------------------------
George Hartman                     Director                 Since 1997                    25,000 (4)
Lyons Bay, British Columbia
------------------------------------------------------------------------------------------------------------
Robert Sheldon                     Director                 N/A                               Nil
West Vancouver, British Columbia
------------------------------------------------------------------------------------------------------------

(1) The information as to Common Shares beneficially owned or over which they exercise control or direction not being within the knowledge of the Corporation has been furnished by the respective nominees individually. Includes all Common Shares issuable pursuant to the exercise or conversion of options that are exercisable within 60 days.

(2) Includes 56,000 Common Shares held by Dr. Long's minor daughter, 57,500 Common Shares held by Dr. Long's minor son, and 162,000 Common
     Shares held by the MBRT Trust, an irrevocable trust for the benefit of the minor children of Dr. Long. Dr. Long disclaims any beneficial interest in such 275,500 Common Shares.

(3) Includes 20,000 Common Shares subject to presently exercisable options granted to Mr. Golla pursuant to the Plan.

(4) Includes 25,000 Common Shares subject to presently exercisable options granted to Mr. Hartman pursuant to the Plan.

          IF ANY OF THE ABOVE NOMINEES IS FOR ANY REASON UNAVAILABLE TO SERVE AS A DIRECTOR, PROXIES IN FAVOUR OF MANAGEMENT WILL BE VOTED FOR ANOTHER NOMINEE IN THEIR DISCRETION UNLESS THE SHAREHOLDER HAS SPECIFIED IN THE PROXY THAT HIS SHARES ARE TO BE WITHHELD FROM VOTING IN THE ELECTION OF DIRECTORS.

          Set forth below is a description of each of the directors and executive officers of the Corporation including their principal occupations for the past five years:

DIRECTORS

          WILLIAM P. LONG, 50, has been the President and a director of the Corporation since 1988, and the Secretary and a director of Fine Gold since the merger of TMI with and into Fine Gold in February, 1996. Fine Gold is a wholly-owned subsidiary of the Corporation. Dr. Long also served as the Vice President of the wholly-owned subsidiary of the Corporation formerly known as Mineral Recovery Systems, Inc. which was merged with and into Fine Gold in June, 1996. Dr. Long has been an executive officer and director of Carlin Gold Corporation (the name of which was changed to Mineral Recovery Systems, Inc. ("MRS") following the Fine Gold merger), since its formation in April, 1987. From 1987 to 1988, Dr. Long was a mineral and energy consultant, providing various services to clients in the mining and energy industries, including arranging precious metal property acquisitions, supervising mineral evaluations, and providing market analyses. From 1980 to 1986, Dr. Long served as the Executive Vice President and Chief Financial Officer of Thermal Exploration Corporation. From 1974 to 1980, Dr. Long was employed by Amax Exploration, Inc. in various capacities, including Systems Engineer, Business Analyst and Business Manager. Dr. Long is affiliated with the American Institute of Chemical Engineers and the American Institute of Mining Engineers. He obtained a bachelors degree in Chemical and Petroleum Refining Engineering and a Ph.D. in Mineral Economics from the Colorado School of Mines in 1969 and 1974, respectively.

          JAMES I. GOLLA, 64, was appointed Secretary of the Corporation in November, 1996 and has been a director of the Corporation since February,
1994.  He also currently serves as a director of Thornbury Capital Ltd.   Mr.
Golla has been a journalist with the Globe and Mail, a Toronto business newspaper, since 1954, specializing in business news for the past five years.

          GEORGE E. HARTMAN, 48, was elected a director of the Corporation in March, 1977. From 1995 to April, 1997 Mr. Hartman served as President of Planvest Pacific Financial Corp. ("Planvest Pacific"), a Vancouver-based financial planning firm with over 250 representatives, 27,500 clients and $1 billion of assets under management. Mr. Hartman became Vice-Chairman of C.M. Oliver & Company Limited when Planvest and C.M. Oliver & Company Limited amalgamated effective April, 1997. In addition, Mr. Hartman continues to serve as President of Hartman & Corporation, Inc., a firm founded by Mr. Hartman in 1991 which provides consulting services to the financial services industry. Mr. Hartman is the author of RISK IS A FOUR-LETTER WORD--THE ASSET ALLOCATION APPROACH TO INVESTING, a Canadian best-seller published in 1992 and now in its fifth printing, and host of a weekly personal finance radio program, "Money Matters," aired on AM 1040 in Vancouver, British Columbia.

          ROBERT SHELDON, 74, is nominated for election as a director of the Corporation at the Meeting. Mr. Sheldon was the President of Newmont Exploration of Canada Limited until his retirement in 1988. Since his retirement, Mr. Sheldon has acted as a part-time consultant. Mr. Sheldon has over 47 years' experience implementing, supervising and managing the exploration, development and production of non-ferrous mineral deposits. He is currently a member of the Association of Professional Engineers of British Columbia, the Canadian Institute of Mining and Metallurgy, the Society of Mining Engineers, and is a past president of the British Columbia and Yukon Chamber of Mines and of the Engineers Club.

EXECUTIVE OFFICERS

          The executive officers of the Corporation are William Long, Patrick Costin, and James Golla. Certain information regarding Messrs. Long and Golla is set forth above under "Election of Directors - Directors" Certain information regarding Mr. Costin follows.

          PATRICK COSTIN, 53, was appointed a Vice President of the Corporation in June, 1996, and also currently serves as the President and a director of Fine Gold and MRS. Mr. Costin also served as the President of the wholly-owned subsidiary of the Corporation formerly known as Mineral Recovery Systems, Inc. from March 1995 until its merger with and into Fine Gold in June 1996. Mr. Costin is the chief executive officer of Costin and Associates, a minerals consulting organization founded by Mr. Costin in 1992 which specializes in identification and evaluation of North American mine and mineral deposit acquisition opportunities. From 1982 to 1992, Mr. Costin served as the manager of U.S. exploration for Rio Algom Ltd. Mr. Costin's additional experience in the mining and minerals industry includes Senior Mineral Economist for the Stanford Research Institute from 1977 to 1982, Senior Geologist for Chevron Resources from 1975 to 1976, Senior Geologist for Newmont Mining Corporation of Canada from 1967 to 1975, and Geologist for United Keno Hill Mines Ltd. from 1965 to 1967. Mr. Costin obtained a bachelors degree in Geological Engineering and a masters degree in Minerals Economics from the Colorado School of Mines in 1965 and 1975, respectively. He is a member of the American Institute of Mining Engineers, and a member of the Colorado Mining Association, for which he served as director from 1987 to 1992.

COMPLIANCE WITH SECTION 16(a) OF THE UNITED STATES EXCHANGE ACT

          Section 16(a) of the Exchange Act requires the Corporation's officers and directors to file reports concerning their ownership of Common Shares with the SEC and to furnish the Corporation with copies of such reports. During the fiscal year ended December 31, 1996, the Corporation's officers and directors were not yet subject to Section 16(a). Beginning January 24, 1997 with the effectiveness of the Corporation registration of the Common Stock under Section 12(g) of the Exchange Act, the Corporation's officers and directors became subject to Section 16(a).

          George Hartman, a director of the Corporation, was required to file his initial statement of beneficial ownership on Form 3 on March 3, 1997. The Corporation received his Form 3 on March 10, 1997 and, based solely on its review of Form 3, believes that the SEC received it on the same date. William
P. Long, Patrick Costin, James Golla, and Christopher D. Proud were required to file their initial statements of beneficial ownership on Form 3 on January 24, 1997. The Corporation received the Form 3 for each of them on January 25, 1997 and, based solely on its review of each said Form 3, believes that the SEC received them on the same day. The Corporation is aware of no other officer or director who has failed to timely file any other reports required by Section 16(a) of the Exchange Act.

APPOINTMENT OF AUDITORS

          Unless such authority is withheld, the persons named in the accompanying proxy intend to vote for the appointment of McGovern, Hurley, Cunningham, Chartered Accountants (the "Principal Accountants"), as auditors of the Corporation for the 1997 year, and to authorize the directors to fix their remuneration. The Principal Accountants will be present at the Meeting and will have the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions. The Principal Accountants have been auditors of the Corporation since 1992. For the four prior years, T.H. Bernholtz & Co., Chartered Accountants, served as the Corporation's auditors.

AUDIT COMMITTEE AND MEETINGS OF DIRECTORS

          The Corporation is required to have an audit committee, the function of which is to recommend the Corporation's independent auditors and to review the Corporation's accounting practices, controls and all services performed by the independent auditors. The audit committee did not meet during the fiscal year ended December 31, 1996 but did review the Corporation's financial statements and approved such financial statements via unanimous consent resolution. If elected as directors by the shareholders at the Meeting, the following directors will be appointed members of the Corporation's audit committee:

                    James Golla
                    George Hartman
                    Robert Sheldon

          During the fiscal year ended December 31, 1996, the board of directors held one meeting. In addition, the board of directors considered and acted on various matters throughout the year by executing seventeen consent resolutions. No director attended fewer than 75 percent of the total number of meetings of the board and of the committees on which he served. The Corporation does not maintain a standing nominating committee of the board of directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          Included in accounts payable and accrued liabilities of the Corporation for fiscal years 1996 and 1995 are approximately CDN. $115,360 and CDN. $64,000, respectively, owing to William P. Long, the President of the Corporation. Such amounts represent accrued salary and bonuses payable to Dr. Long. No terms of repayment have been negotiated with respect to such amounts.

          During the 1995 fiscal year, the Corporation advanced to Dr. Long approximately CDN. $45,000, which does not bear interest and is not subject to a repayment schedule. This amount was paid to Dr. Long as an advance against expenses to be incurred by Dr. Long on behalf of the Corporation. As of December 31, 1996, none of this amount remained outstanding. Other than the 1995 advance to Dr. Long, no officer or director of the Corporation, nor any associate thereof, has been indebted to the Corporation or its subsidiaries at any time during the last three years.

INDEBTEDNESS OF OFFICERS AND DIRECTORS TO THE CORPORATION

          No officer or director of the Corporation was indebted to the Corporation, as at December 31, 1996 or as at the date of this Information Circular.

AMENDMENT TO STOCK OPTION PLAN

          The Plan was approved by the shareholders of the Corporation on May, 19, 1996. The following description of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text thereof.

PURPOSE. The purpose of the Plan is to authorize the grant to service providers for the Corporation of options to purchase Common Shares and thus benefit the Corporation by enabling it to attract, retain and motivate employees and service providers by providing them with the opportunity, through share options, to acquire an increased proprietary interest in the Corporation.

ADMINISTRATION. The Plan is administered by the board of directors of the Corporation. Subject to approval of the granting of options by the board of directors, the Corporation may grant options under the Plan.

SHARES SUBJECT TO PLAN. The aggregate number of Common Shares which may be issued and sold under the Plan is currently limited to 2,000,000. At the Meeting, shareholders will be asked to consider approving an amendment to the Plan increasing the number of Common Shares that may be issued under the Plan to 2,500,000. The total number of Common Shares which may be reserved for issuance to any one individual under the Plan shall not exceed 5% of the outstanding issue. An aggregate of 710,000 Common Shares have been issued upon the exercise of options granted under the Plan, and 762,000 Common Shares remain reserved for issue upon the exercise of outstanding options. In the event the number of outstanding Common Shares is increased, decreased, changed into, or exchanged for a different number or kind of Common Shares or security of the Corporation through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction, the maximum number of Common Shares available for issuance under the Plan shall be proportionately adjusted.

LIMITS WITH RESPECT TO INSIDERS. The maximum number of Common Shares which may be reserved for issuance to insiders under the Plan is 10% of the Common Shares issued and outstanding at the time of the grant. The maximum number of Common Shares which may be issued to insiders under the Plan, together with any other previously established or proposed share compensation arrangements, within any one year period is 10% of the outstanding issue. The maximum number of Common Shares which may be issued to any one insider and his or her associates under the Plan, together with any other previously established or proposed share compensation arrangements, within a one-year period is 5% of the Common Shares outstanding at the time of the grant (on a non-diluted basis). Any entitlement to acquire Common Shares granted prior to the optionee becoming an insider shall be excluded for the purposes of the limits set out immediately above.

ELIGIBILITY. Options may be granted only to service providers for the Corporation. The term "service providers for the Corporation" means (a) any employee or insider of the Corporation or any of its subsidiaries other than persons or entities who would be insiders solely on account of the person or entity having beneficial ownership of more than ten percent of the Common Shares, and (b) any other person or entity engaged to provide ongoing management or consulting services for the Corporation or any entity controlled by the Corporation. Subject to the foregoing, the board of directors has full and final authority to determine the persons or entities who are to be granted options under the Plan and the number of Common Shares subject to each option. Approximately six employees are currently eligible to participate in the Plan in addition to an indeterminable number of non-employee service providers.

PRICE. The purchase price for the Common Shares under each option is determined by the board of directors on the basis of the market price of the Common Shares, which shall be the prior day closing price on any exchange on which the Common Shares are traded.

PERIOD OF OPTION AND RIGHTS TO EXERCISE. Options may not be granted for a term exceeding five years. Options may, at the discretion of the board of directors, provide that the number of Common Shares which may be acquired pursuant to the option shall not exceed a specified number each year during the term of the option. The Common Shares to be purchased upon each exercise of any option shall be paid for in full at the time of such exercise. No option which is held by a service provider may be exercised unless the optionee is then a service provider for the Corporation, except in the case of death or within a period of ninety days following cessation of the optionee's status as service provider.

NON-TRANSFERABILITY. No option granted under the Plan is transferrable by an optionee otherwise than by will or by the laws of descent and distribution, and such option shall be exercisable, during an optionee's lifetime, only by the optionee.

AMENDMENT AND TERMINATION OF THE PLAN. The board of directors may at any time amend or terminate the Plan, but where amended, such amendment is subject to regulatory approval. The Corporation is seeking shareholder approval of the proposed amendment to the Plan in order to comply with certain requirements of the ASE.

EXPIRY OF OPTION. Any option issued pursuant to the Plan that remains unexercised at the expiry date shall terminate, subject to any extension of the expiry date permitted in accordance with the Plan.

VALUE OF BENEFITS TO CERTAIN PERSONS

          The Corporation is unable to determine the amount of benefits that may be received in the future by participants under the Plan, as participation is subject to the discretion of the Board of Directors.

CERTAIN INFORMATION REGARDING OUTSTANDING OPTIONS

          Certain information regarding outstanding unexercised options is summarized below.


                                                                                        Market Value
                                                Date All                               of Underlying
                                                 Options                Number of      Common Shares
                         Exercise               May First                Options           as of
                          Price      Date          Be         Expiry    Unexercised    April 15, 1997(1)
   Name                   (CDN.$)   of Grant    Exercised      Date     Outstanding       (CDN. $)
--------------------------------------------------------------------------------------------------------

Pat Costin                  0.60    08/08/95     08/08/95     08/08/98     60,000          489,000
Vice President
--------------------------------------------------------------------------------------------------------
David Lloyd                 0.60    08/08/95     08/08/95     08/08/98     15,000          122,250
--------------------------------------------------------------------------------------------------------
Pat Costin                  3.70    03/07/96     03/07/96     03/07/01    125,000          631,250
Vice President
--------------------------------------------------------------------------------------------------------
Tracy LaFollette            3.70    03/07/96     03/07/96     03/07/01     20,000          101,000
--------------------------------------------------------------------------------------------------------
Fred Bechhold               5.00    05/14/96     04/01/97     05/14/98     80,000          300,000
--------------------------------------------------------------------------------------------------------
William Long, President
and Director                4.00    05/27/96     05/27/97     05/27/01    250,000        1,187,500
--------------------------------------------------------------------------------------------------------
Robert Brandon Harrison     4.20    07/29/96     07/29/96     07/29/01     75,000          341,250
--------------------------------------------------------------------------------------------------------
Edward Dickinson            4.50    07/31/96     07/31/96     07/31/01     50,000          212,500
--------------------------------------------------------------------------------------------------------
James Golla                 8.40    11/06/96     11/06/96     11/06/01     20,000            7,000
Secretary and Director
--------------------------------------------------------------------------------------------------------
David Lloyd                 9.40    12/31/96     12/31/96     12/31/01     25,000              Nil
--------------------------------------------------------------------------------------------------------
Steven Lynch                9.40    12/31/96     12/31/96     12/31/01     17,000              Nil
--------------------------------------------------------------------------------------------------------
George Hartman, Director   12.35    03/10/97     03/10/97     03/10/02     25,000              Nil
--------------------------------------------------------------------------------------------------------
TOTAL:                                                                    762,000
--------------------------------------------------------------------------------------------------------

(1) The closing price of the Common Shares as reported by the ASE on April 15, 1997 was CDN. $8.75 per share.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

          The following tax discussion is a brief summary of the United States federal income tax law applicable to the Plan. The discussion is intended solely for general information and omits certain information which does not apply generally to all participants in the Plan.

GRANT OF OPTIONS. In the opinion of the Corporation with respect to employees of the Corporation or its subsidiaries (an "Employee"), the options issued pursuant to the Plan qualify as "incentive stock options" within the meaning of Section 42(2) of the United States Internal Revenue Code (the "Internal Revenue Code"). Accordingly, an Employee recipient of options under the Plan incurs no income tax liability, and the Corporation obtains no deduction, from the grant of the options.

EXERCISE OF OPTIONS. An Employee will not be subject to federal income tax upon the exercise of an option granted under the Plan, nor will the Corporation be entitled to a tax deduction by reason of such exercise, provided that the holder is still employed by the Corporation (or terminated employment no longer than three months before the exercise date). The Employee will have a cost basis in the Common Shares acquired upon such exercise equal to the option exercise price.

DISPOSITION OF SHARES ACQUIRED UNDER THE PLAN. In order to defer taxation on the difference between the fair market value and exercise price of Common Shares acquired upon exercise of an option, the Employee must hold the Common Shares during a holding period which runs through the later of one year after the option exercise date or two years after the date the option was granted. The only exceptions are for dispositions of shares upon death, as part of a tax-free exchange of shares in a corporate reorganization, into joint tenancy with right of survivorship with one more person, or the mere pledge or hypothecation of shares.

          If an Employee disposes of Common Shares acquired under the Plan before expiration of the holding period in a manner not described above, such as by gift or ordinary sale of such Common Shares, the Employee must recognize as ordinary compensation income in the year of disposition the difference between the exercise price and the fair market value of the Common Shares as of the date of exercise. This amount must be recognized as income even if it exceeds the fair market value of the Common Shares as of the date of disposition or the amount of the sales proceeds received. The Corporation will be entitled to a corresponding compensation expense deduction.

          Disposition of Common Shares after expiration of the required holding period will result in the recognition of gain or loss in the amount of the difference between the amount realized on the sale of the Common Shares and the exercise price for such Common Shares. Any loss on such a sale will be a long-term capital loss. Any gain on such a sale will be taxed as ordinary income up to the amount of the difference between the exercise price and the fair market value of the Common Shares as of the date of exercise with any additional gain taxed as a long-term capital gain.

NON-EMPLOYEE RECIPIENTS. In the opinion of the Corporation, options issued pursuant to the Plan to consultants and other non-Employees will not qualify as "incentive stock options" under Section 42(2) of the Internal Revenue Code ("Non-qualified Options"). The recipient of a Non-qualified Option incurs no income tax liability, and the Corporation obtains no deduction, from the grant of the options. Upon the exercise of a Non-qualified Option, however, the amount by which the fair market value of the Common Shares exceeds the exercise price will be taxed to the optionee as ordinary compensation income. The Corporation will generally be entitled to a deduction in the same amount, provided it satisfies certain requirements relating to the terms of the option and makes all required wage withholdings on the compensation element attributable to the exercise (or qualifies for an exemption to the withholding requirements). In general, the optionee's tax basis in the Common Shares acquired by exercising a Non-qualified Option is equal to the fair market value of such Common Shares on the date of exercise. Upon a subsequent sale of any such Common Shares in a taxable transaction, the optionee will realize a capital gain or loss in an amount equal to the difference between his or her tax basis and the sale price.

PROPOSED AMENDMENT TO THE PLAN

          At the Meeting, shareholders will be asked to consider, and if thought fit, approve an ordinary resolution in the form attached hereto as
Schedule I, to amend the Plan by increasing the number of Common Shares that may be issued under the Plan from 2,000,000 to 2,500,000 (the "Option Plan Resolution"). The Option Plan Resolution will affect no other terms or provisions of the Plan.

CERTAIN INTERESTS OF DIRECTORS

          In considering the recommendation of the board of directors with respect to the Option Plan Resolution, shareholders should be aware that the members of the board of directors have certain interests which may present them with conflicts of interest in connection with such proposal. As discussed above, executive officers and directors may be among those who are granted options under the Plan. The Board of Directors recognizes that amendment of the underlying the Option Plan Resolution may benefit certain directors of the Corporation and their successors, but believes that approval of the Option Plan Resolution will advance the interests of the Corporation and its shareholders by enabling the Corporation to further encourage employees and consultants of the Corporation to make significant contributions to the long term success of the Corporation.

RECOMMENDATION OF BOARD OF DIRECTORS REGARDING OPTION PLAN
RESOLUTION AND VOTES NECESSARY FOR APPROVAL

          The board of directors believes the proposed amendment to the Plan is in the best interests of the Corporation, and therefore, unanimously recommends that the shareholders vote FOR approval of the Option Plan Resolution. Approval will be obtained if a majority of the votes cast are in favour.

INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS

          Except as otherwise disclosed herein, no insider of the Corporation has any interest in material transactions involving the Corporation.

PROPOSALS OF SHAREHOLDERS

          In order to be included in the proxy statement and form of proxy relating to the Corporation's annual meeting of shareholders to be held in 1998, proposals which shareholders intend to present at such annual meeting must be received by the corporate secretary of the Corporation, at the Corporation's executive offices, 1725 Sheridan Avenue, Suite 140, Cody, Wyoming 82414, no later than January 15, 1998.

        *     *     *     *     *     *     *     *     *

          The contents and sending of this Information Circular have been approved by the Directors of the Corporation.

          DATED as of the 15th day of April, 1997.

                              ALTAIR INTERNATIONAL INC.




                           (Sgd.)  William Long
                                   President

                                   SCHEDULE I

                         RESOLUTION OF THE SHAREHOLDERS

                                      OF

                           ALTAIR INTERNATIONAL INC.



BE IT RESOLVED THAT:

     1. the number of common shares of the Corporation issuable pursuant to the stock option plan of the Corporation be increased to 2,500,000 common shares of the Corporation; and

     2. any director or officer of the Corporation is hereby authorized and directed to execute and deliver, under corporate seal or otherwise, all such documents and instruments and to do all such acts as in the opinion of such director or officer may be necessary or desirable to give effect to this resolution.

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                              ALTAIR INTERNATIONAL INC.

                                        PROXY

                      ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

                                     JUNE 3, 1997

                     THIS PROXY IS SOLICITED BY THE MANAGEMENT OF
                              ALTAIR INTERNATIONAL INC.

          The undersigned shareholder of Altair International Inc. (the "Corporation") hereby nominates, constitutes and appoints William P. Long, President and director, or failing him, James Golla, director, or instead of any of them, _____________________, as nominee of the undersigned to attend and vote for and on behalf of the undersigned at the annual and special meeting of shareholders of the Corporation to be held on the 3rd day of June, 1997 and at any adjournment or adjournments thereof, to the same extent and with the same power as if the undersigned were personally present at the said meeting or such adjournment or adjournments thereof, and without limiting the generality of the power hereby conferred, the nominees are specifically directed to vote the shares represented by this proxy as indicated below.

          THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AND WHERE A CHOICE IS SPECIFIED WILL BE VOTED AS DIRECTED. WHERE NO CHOICE IS SPECIFIED, THIS PROXY WILL CONFER DISCRETIONARY AUTHORITY AND WILL BE VOTED IN FAVOUR OF THE RESOLUTIONS REFERRED TO ON THE REVERSE SIDE.

          THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY TO VOTE IN RESPECT OF ANY AMENDMENTS OR VARIATIONS TO THE MATTERS IDENTIFIED IN THE NOTICE OF MEETING OR ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE CORPORATION DOES NOT KNOW AS OF THE DATE THIS PROXY IS MAILED AND IN SUCH MANNER AS SUCH NOMINEE IN HIS JUDGMENT MAY DETERMINE.

          A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON TO ATTEND AND ACT FOR HIM AND ON HIS BEHALF AT THE MEETING OTHER THAN THE PERSONS DESIGNATED IN THIS FORM OF PROXY. SUCH RIGHT MAY BE EXERCISED BY FILLING THE NAME OF SUCH PERSON IN THE BLANK SPACE PROVIDED AND STRIKING OUT THE NAMES OF MANAGEMENT'S NOMINEES, OR BY COMPLETING ANOTHER PROPER FORM OF PROXY AND, IN EITHER CASE, DEPOSITING THE PROXY AS INSTRUCTED BELOW.

          TO BE VALID, THIS PROXY MUST BE RECEIVED BY THE TRANSFER AGENT AT THE ADDRESS INDICATED ON THE ENCLOSED ENVELOPE NOT LATER THAN 48 HOURS (EXCLUDING SATURDAYS AND HOLIDAYS) BEFORE THE TIME OF HOLDING THE MEETING OR ADJOURNMENT THEREOF, OR DELIVERED TO THE CHAIRMAN ON THE DAY OF THE MEETING OR ADJOURNMENT THEREOF.

     The nominees are directed to vote the shares represented by this proxy as follows:

     1. ELECTION OF DIRECTORS, each to serve until the next annual meeting of shareholders of the Corporation and until their respective successor shall have been duly elected and shall qualify:

          / / FOR all nominees listed below (except as marked to the contrary).

          / /  WITHHOLD AUTHORITY to vote for all nominees listed below.

          (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)


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          William Long        James Golla

          George Hartman      Bob Sheldon

     2. Proposal in respect to the appointment of McGovern, Hurly, Cunningham, Chartered Accountants, as auditors of the Corporation.

          / /  FOR       / /  AGAINST        / /  WITHHOLD

     3. Ordinary resolution approving an amendment to the stock option plan for the Corporation to reserve an aggregate of 2,5000,000 common shares for issue thereunder, a copy of which resolution is annexed as Schedule I to the management information circular of the Corporation dated as of April 15, 1997.

          / /  FOR       / /  AGAINST        / /  WITHHOLD

     4. At the nominee's discretion upon any amendments or variations to matters specified in the notice of the annual and special meeting or upon any other matters as may properly come before the annual and special meeting or any adjournments thereof about which the Corporation does not know as of the date this proxy is mailed.

                              THE SHARES REPRESENTED BY THIS PROXY WILL BE
                              VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN
                              ON ANY VOTE OR BALLOT CALLED AT THE ANNUAL AND SPECIAL MEETING. UNLESS A SPECIFIC INSTRUCTION IS INDICATED, SAID SHARES WILL BE VOTED FOR CONFIRMATION AND/OR APPROVAL OF THE MATTERS SPECIFIED IN ITEMS 1, 2 AND 3. ALL OF WHICH ARE SET FORTH IN THE ACCOMPANYING MANAGEMENT INFORMATION CIRCULAR RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED.

                              This proxy revokes and supersedes all proxies of earlier date.

                              DATED this    day of          , 1997.

                              PRINT NAME:
                                          --------------------------------------
                              SIGNATURE:
                                          --------------------------------------
                              NOTES:

                              1.  This proxy must be signed by the
                              shareholder or his attorney duly authorized in writing, or if the shareholder is a corporation, by the proper officers or directors under its corporate seal, or by an officer or attorney thereof duly authorized.

                              2. A person appointed as nominee to represent a shareholder need not be a shareholder of the Corporation.

                              3. If not dated, this proxy is deemed to bear the date on which it was mailed on behalf of the management of the Corporation.

                              4. Each shareholder who is unable to attend the Meeting is respectfully requested to date and sign this form of proxy and return it using the self-addressed envelope provided.

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                                                                      Appendix A

     The attached Altair International Inc. Stock Option Plan (the "Stock Option Plan") is filed as an appendix to this management information circular and proxy statement as required by Regulation 14A of the Securities Exchange Act of 1934. A copy of the attached Stock Option Plan will not be circulated to shareholders.

                            ALTAIR INTERNATIONAL INC.

                               STOCK OPTION PLAN

1.   PURPOSE

     The purpose of this stock option plan (the "Plan") is to authorize the grant to service providers for Altair International Inc. (the "Corporation") of options to purchase common shares ("shares") of the Corporation's capital and thus benefit the Corporation by enabling it to attract, retain and motivate service providers by providing them with the opportunity, through share options, to acquire an increased proprietary interest in the Corporation.

2.   ADMINISTRATION

     The Plan shall be administered by the board of directors of the Corporation. Subject to approval of the granting of options by the board of directors, the Corporation shall grant options under the Plan.

3.   SHARES SUBJECT TO PLAN

     Subject to adjustment under the provisions of paragraph 12 hereof, the aggregate number of shares of the Corporation which may be issued and sold under the Plan will not exceed 2,000,000 shares. The total number of shares which may be reserved for issuance to any one individual under the Plan shall not exceed 5% of the outstanding issue. The Corporation shall not, upon the exercise of any option, be required to issue or deliver any shares prior to
(a) the admission of such shares to listing on any stock exchange on which the Corporation's shares may then be listed, and (b) the completion of such registration or other qualification of such shares under any law, rules or regulation as the Corporation shall determine to be necessary or advisable. If any shares cannot be issued to any optionee for whatever reason, the obligation of the Corporation to issue such shares shall terminate and any option exercise price paid to the Corporation shall be returned to the optionee.

4.   LIMITS WITH RESPECT TO INSIDERS

     (a) The maximum number of shares which may be reserved for issuance to insiders under the Plan, any other employer stock option plans or options for services, shall be 10% of the shares issued and outstanding at the time of the grant (on a non-diluted basis).

     (b) The maximum number of shares which may be issued to insiders under the Plan, together with any other previously established or proposed share compensation arrangements, within any one year period shall be 10% of the outstanding issue. The maximum number of shares which may be issued to any one insider and his or her associates under the Plan, together with any other previously established or

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                                       2


         proposed share compensation arrangements, within a one year period shall be 5% of the shares outstanding at the time of the grant
         (on a non-diluted basis).

     (c) Any entitlement to acquire shares granted pursuant to the Plan, any other employer stock option plans, options for services or any other share compensation agreement, prior to the optionee becoming an insider, shall be excluded for the purposes of the limits set out in paragraphs (a) and (b) above.

5.   ELIGIBILITY

     Options shall be granted only to service providers for the Corporation. The term "service providers for the Corporation" means (a) any employee or insider of the Corporation or any of its subsidiaries, and (b) any other person or entity engaged to provide ongoing management or consulting services for the Corporation or any entity controlled by the Corporation. The terms "insider", "controlled" and "subsidiary" shall have the meanings ascribed thereto in the Securities Act (Ontario) from time to time. Notwithstanding the foregoing, no person or entity shall qualify as a "service provider for the Corporation" solely on account of the person or entity having beneficial ownership of more than ten percent of the shares of the Corporation. Subject to the foregoing, the board of directors shall have full and final authority to determine the persons or entities who are to be granted options under the Plan and the number of shares subject to each option.

6.   PRICE

     The purchase price (the "Price") for the shares of the Corporation under each option shall be determined by the board of directors on the basis of the market price, where "market price" shall mean the prior trading day closing price of the shares of the Corporation on any stock exchange on which the shares are listed, and where there is no such closing price, "market price" shall mean the average of the most recent bid and ask of the shares of the Corporation on any stock exchange on which the shares are listed. In no event shall the Price be less than the market price on The Toronto Stock Exchange, if the shares of the Corporation are then listed on such exchange.

7.   PERIOD OF OPTION AND RIGHTS TO EXERCISE

     Subject to the provisions of this paragraph 7 and paragraphs 8, 9 and 10 below, options will be exercisable in whole or in part, and from time to time, during the currency thereof. Options shall not be granted for a term exceeding five years. Options may, at the discretion of the board of directors, provide that the number of shares which may be acquired pursuant to the option shall not exceed a specified number each year during the term of the option. The shares to be purchased upon each exercise of any option (the "optioned shares") shall be paid for in full at the time of such
exercise.   Except as provided in paragraphs 8 and 9 below, no option which is held by a service provider may be exercised unless the optionee is then a service provider for the Corporation.

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                                       3


8.   CESSATION OF PROVISION OF SERVICES

     If any optionee who is a service provider shall cease to be a service provider for the Corporation for any reason (except as otherwise provided in paragraph 9) the optionee may, but only within the period of ninety days next succeeding such cessation and in no event after the expiry date of the optionee's option, exercise the optionee's option.

9.   DEATH OF OPTIONEE

     In the event of the death of an optionee during the currency of the optionee's option, the option theretofore granted to the optionee shall be exercisable within, but only within, the period of one year next succeeding the optionee's death, and in no event after the expiry date of the option. Before expiry of an option under this paragraph 9, the board of directors shall notify the optionee's representative in writing of such expiry.

10.  EXTENSION OF OPTION

     In addition to the provisions of paragraphs 8 and 9, the board of directors may extend the period of time within which an option held by a deceased optionee may be exercised or within which an option may be exercised by an optionee who has ceased to be a service provider for the Corporation, but such an extension shall not be granted beyond the original expiry date of the option. Any extensions of options granted under this Plan are subject to applicable regulatory approval.

11.  NON-TRANSFERABILITY OF OPTION

     No option granted under the Plan shall be transferrable by an optionee otherwise than by will or by the laws of descent and distribution, and such option shall be exercisable, during an optionee's lifetime, only by the optionee.

12.  ADJUSTMENTS IN SHARES SUBJECT TO PLAN

     The aggregate number and kind of shares available under the Plan shall be appropriately adjusted in the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering or any other change in the corporate structure or shares of the Corporation. The options granted under the Plan may contain such provisions as the board of directors may determine with respect to adjustments to be made in the number and kind of shares covered by such options and in the option price in the event of any such change.

13.  AMENDMENT AND TERMINATION OF THE PLAN

     The board of directors may at any time amend or terminate the Plan, but where amended, such amendment is subject to regulatory approval.

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                                       4


14.  EFFECTIVE DATE OF THE PLAN

     The Plan becomes effective on the date of its approval by the shareholders of the Corporation.

15.  EVIDENCE OF OPTIONS

     Each option granted under the Plan shall be embodied in a written option agreement between the Corporation and the optionee which shall give effect to the provisions of the Plan.

16.  EXERCISE OF OPTION

     Subject to the provisions of the Plan and the particular option, an option may be exercised from time to time by delivering to the Corporation at its registered office a written notice of exercise specifying the number of shares with respect to which the option is being exercised and accompanied by payment in cash or certified cheque for the full amount of the purchase price of the shares then being purchased.

     Upon receipt of a certificate of an authorized officer directing the issue of shares purchased under the Plan, the transfer agent is authorized and directed to issue and countersign share certificates for the optioned shares in the name of such optionee or the optionee's legal personal representative or as may be directed in writing by the optionee's legal personal representative.

17.  NOTICE OF SALE OF ALL OR SUBSTANTIALLY ALL SHARES OR ASSETS

     If at any time when an option granted under this Plan remains unexercised with respect to any optioned shares, (a) a general offer to purchase all of the issued shares of the Corporation is made by a third party or (b) the Corporation proposes to sell all or substantially all of its assets and undertaking or to merge, amalgamate or be absorbed by or into any other corporation (save and except for a subsidiary or subsidiaries of the Corporation) under any circumstances which involve or may involve or require the liquidation of the Corporation, a distribution of its assets among its shareholders, or the termination of the corporate existence of the Corporation, the Corporation shall use its best efforts to bring such offer or proposal to the attention of the optionee as soon as practicable and (i) the option granted under this Plan may be exercised, as to all or any of the optioned shares in respect of which such option has not previously been exercised, by the optionee at any time up to and including, (but not after) a date thirty (30) days following the date of the completion of such sale or prior to the close of business on the expiry date of the option, whichever is the earlier; and (ii) the Corporation may require the acceleration of the time for the exercise of the said option and of the time for the fulfilment of any conditions or restrictions on such exercise.

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                                       5


18.  RIGHTS PRIOR TO EXERCISE

     An optionee shall have no rights whatsoever as a shareholder in respect of any of the optioned shares (including any right to receive dividends or other distributions therefrom or thereon) other than in respect of optioned shares in respect of which the optionee shall have exercised the option to purchase hereunder and which the optionee shall have actually taken up and paid for.

19.  GOVERNING LAW

     This Plan shall be construed in accordance with and be governed by the laws of the Province of Ontario and shall be deemed to have been made in said Province, and shall be in accordance with all applicable securities laws.

20.  EXPIRY OF OPTION

     On the expiry date of any option granted under the Plan, and subject to any extension of such expiry date permitted in accordance with the Plan, such option hereby granted shall forthwith expire and terminate and be of no further force or effect whatsoever as to such of the optioned shares in respect of which the option has not been exercised.

21.  APPROVAL

     The Plan has been approved by the shareholders of the Corporation on May 10, 1996 and amended by the directors of the Corporation on May 2, 1997.

     DATED at Toronto, Ontario, this 10th day of May, 1997.


                                   /s/ William Long
                                   -------------------------
                                   William Long, President